Exhibit 10.50

Sale and Purchase Contract

Seller:	Dongying Luda Petrochemical Equipments Co., Ltd.

Buyer:	Tianjin New Highland Science Development Co., Ltd.

Place of Execution:	Beijing

Date of Execution:	August 31, 2010

Section 1.                                Subject Matter, Quantity, Price and Time of Delivery (Pickup)

Name	Specification	Quantity	Unit	Unit Price (RMB)	Total Price (incl. duty)	Note
MWD Wireless Lodging-while-Drilling Device	TBPE-042	9	Set	2,750,000.00	24,750,000.00

	TOTAL (RMB Amount in Words): Twenty Four Million Seven Hundred and Fifty Thousand Yuan

Section 2.                                Quality Standard: Q/SH 1020 1624-2003 shall apply.

Section 3.                                Conditions to and Duration of Warranty: the warranty shall last 12 months starting from the date on which the check and acceptance certificate of the goods is signed or 18 months starting from the date of use, whichever occurs earlier.

Section 4.                                Packing Standard, Supply and Return of the Packing Materials: the producer’s packing standard shall apply, the packing materials are to be provided by the Seller and return of the packing materials is not required.

Section 5.                                Quantity of Accompanied Necessities, Accessories, Tools and Method of Supply: refer to the List of Supply.

Section 6.                                Standard and Calculation of Reasonable Loss: None.

Section 7.                                The title of the subject matter shall be transferred upon acceptance of the Buyer, provided, however, the title of the subject matter shall remain with the Seller in the event that the Buyer fails to perform its payment obligations prior to the acceptance.

Section 8.                                Method and Place of Delivery (Pickup): following the execution of this Contract, 3 units to be delivered in 15 days, another 4 units to be delivered in 30 days and another 2 units to be delivered in 60 days; to be delivered to the place designated by the Buyer.

Section 9.                                Method of Transportation, Arrival Spot (Port) and Burden of Costs: the Seller shall arrange the transportation at its own costs.

Section 10.                          Criteria, Method, Place and Time of Acceptance: the Seller shall provide the product certificate or factory report, the Buyer shall check and accept in accordance with the quality standard provided in Section 2 hereof, and the parties shall sign on the Quality Check and Acceptance Report.

Section 11.                          Installation and Testing of Set Equipments: responsible by the Seller.

Section 12.                          Method, Time and Place of Payment: 90% of the total price shall be paid in 7 days following the execution of this Contract, the remaining 10% shall be paid in 90 days following all goods are checked and accepted.

Section 13.                          Method of Guarantee (may conclude a guarantee agreement separately): None.

Section 14.                          Obligations of Breach: if the Buyer fails to perform its payment obligations or the Seller fails to deliver the goods at the agreed time or the equipments delivered by the Seller fail to meet the agreed quality standard.

Section 15.                          Settlement of Disputes: through discussions by the parties; or through litigation in accordance with law if the discussions become failed.

Section 16.                          This Contract shall be effective as of the date of execution.

Section 17.                          Miscellaneous: this Contract is made in 2 originals, each held by the Seller and the Buyer respectively.

Seller	Buyer
Seller (with seal): Dongying Luda Petrochemical Equipments Co., Ltd.	Buyer (with seal): Tianjin New Highland Science Development Co., Ltd.
Domicile:	Domicile:
Legal Representative:	Legal Representative:
Authorized Agent:	Authorized Agent:
Telephone:	Telephone:
Facsimile:	Facsimile:
Bank: Dongying Dongcheng Branch, Bank of China	Bank: Dagang Branch, Bank of Tianjin
Account: 417701780388091001	Account: 105201201080158851
Zipcode: 251091	Zipcode: 300270

Exhibit I List of Supply (for each set)

Ground System

Name	Quantity	Note	Basic Information
Ground Interface Box	2
Computer	2
Image-Display Cable	2
Pressure-Sensor Cable	2
Interface Box Power Cord	2
Computer-to-Interface Box Connection Wire	2
Display	2
Oriented Battery Test Box	2
Analog Test Box	2
SEA Programmer	2
LEMO Wire (set)	2
4 3/4” Drive Protective Case Set
6 3/4” Drive Protective Case Set	2
8 ” Drive Protective Case Set

Underground System

4 3/4” Suspension Joint
6 3/4” Suspension Joint	2
8 ” Suspension Joint
Pulse Generator	2
Drive	2
Drive Lock	2

Drive Case	2
Battery case	2
Battery	4
locator	2
Locator Case	2
Tail	2
COUPLINE	8
Wiper Block	32
Half-Shell	16

Special Parts

4 3/4” Nozzle 23-50-010
6 3/4” Nozzle 23-50-012	2	Based on actual needs
8 ” Nozzle 23-50-13
4 3/4” Bolt 23-50-000
6 3/4” Bolt 23-50-004	8	Based on actual needs
8 ” Bolt 23-50-006
Water Hole 24-50-008
Water Hole 24-50-010	4	Based on actual needs
Water Hole 24-50-012
Retaining Ring 20-30-001	20
Bolt Fixing Screw M4*4/M4*6	20
19mm Lining 23-00-002	2
14mm Lining 23-00-025	2
Injection Nozzle Sealing Ring 25-10-008	10

Injection Nozzle Sealing Ring 25-10-015	10
Injection Nozzle Sealing Ring 25-10-003	10
Bolt Sealing Ring 25-10-002	20
Bolt Sealing Ring 25-10-004	20
COUPLING Sealing Ring 25-10-003	40
COUPLING Sealing Ring 25-00-018	40
Detection Tube Screw 20-00-012	64
Battery Screw(Small Size)	60
Battery Contact Pin Plug and Socket	6

Special Tools

TX Raising Bolt	2
TX Raising Rod	2
Hexagon Adaptor	2
4-Paw Adaptor	2
Fork Spanner	2
C Spanner	2
Printing	2
Interface Box Thermal Printing Rolls	2
Compression-Resistant Outer Case Assembling Tool	2
Hand Pump (Set)	2